Exhibit 10.33

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

FIRST AMENDMENT OF AMENDED AND RESTATED MANUFACTURING AND SERVICES AGREEMENT

THIS FIRST AMENDMENT OF AMENDED AND RESTATED MANUFACTURING AND SERVICES AGREEMENT (the “Amendment”) is made as of February 18, 2019 (the “Effective Date”) by and between Paratek Pharmaceuticals, Inc., a corporation existing under the laws of Delaware, with an address at 75 Park Plaza, 4th Floor, Boston, MA 02116 (“Paratek”) and CIPAN ̵̶ Companhia Industrial Produtora de Antibióticos, S.A., a corporation organized and existing under the laws of Portugal with an address at Rua da Estação, no42, 2600-726 Castanheira do Ribatejo, Portugal (“CIPAN”, collectively referred to herein with Paratek as the “Parties” and each, a “Party”). Capitalized terms used, but not otherwise defined, herein shall have the meanings set forth in the Agreement.

WHEREAS, Paratek and CIPAN are parties to that certain Manufacturing and Services Agreement, dated November 2, 2016 (as amended on October 18, 2017, the “Original Agreement”) and that Original Agreement was subsequently amended and restated by the Parties on April 18, 2018 (the “Agreement”);

WHEREAS, Pursuant to the Agreement, (a) CIPAN is obligated to manufacture Minocycline HCI dihydrate meeting the Specifications (“Minocycline”) and crude Omadacycline meeting the Specifications (“Crude Omadacycline” and, collectively with Minocycline, the “Products”, and each, a “Product”) for Paratek and (b) in exchange for technology and financial assistance from Paratek to CIPAN;

WHEREAS, the Parties now desire to amend the Agreement as set forth in this Amendment;

NOW THEREFORE, the Parties agree as follows:

1.	First Amendment to the Agreement. The Agreement is amended and modified as follows:
a.	Section 7.1 is hereby amended and restated to read in its entirety as follows:
i.

Delivery.  All Products shall be delivered [***].  CIPAN will notify Paratek at least ten (10) Business Days prior to any shipment of Product.  CIPAN is responsible for the arrangement of transport of Products from the Facility to the shipping destination specified in the purchase order.  [***] All Products shall be suitably prepared and packed for shipment in suitable containers in accordance with sound commercial practices to ensure that Products are delivered in an undamaged condition. CIPAN shall mark the relevant purchase order number on each container and enclose an itemized packing list with such number with the shipment.  CIPAN shall hold title to and bear all risk of loss or damage to Products and Materials prior to

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

such item’s delivery to Paratek or its designee hereunder.  Time is of the essence for all deliveries of Products.  CIPAN shall ensure that all Product held in storage is stored in accordance with the Specifications until delivery to Paratek under this Agreement and that all storage areas meet cGMP requirements.  In the event of any delay in delivery of Product from the delivery date on the applicable purchase order for such Product, if such delay is: [***], unless, in each case ((a) and (b)), such delay is due to a Force Majeure Event causing a worldwide shortage of the applicable Materials, in which case Article 17 shall apply.

b.	The following new Section 7.2 shall be added, and the numbering of the subsequent sections of Agreement shall be updated accordingly:
i.

Minocycline.  CIPAN shall ensure that all Minocycline held in storage is stored in accordance with the Specifications until such Minocycline is manufactured into Crude Omadacycline and delivered to Paratek or its designee and that all storage areas meet cGMP requirements. For the avoidance of doubt, Paratek shall not hold title to or bear any risk of loss or damage to any Minocycline prior to such Minocycline being manufactured into Crude Omadacycline and such Crude Omadacycline being delivered to Paratek in accordance with Section 7.1 (or, if such Minocycline is not to be manufactured into Crude Omadacycline under this Agreement, prior to delivery to Paratek of such Minocycline in accordance with Section 7.1).

c.	Section 8.1 is hereby amended and restated to read in its entirety as follows:
i.

Supply Price.  The prices of Products to be sold to Paratek during the Term are set forth in Exhibit A attached hereto (and, with respect to Crude Omadacycline, shall be based on the annual volume of each such Product ordered by Paratek), subject to adjustment as set forth in Sections 2.8.1, 7.1, 8.2 and 8.3 (such price for a Product, the “Supply Price” for such Product). [***] The Supply Price per kilogram invoiced by CIPAN to Paratek for Minocycline during any rolling [***] shall be the [***]. The Supply Price for Minocycline shall comply with this Section 8.1 as of the Effective Date. For the avoidance of doubt, the Supply and Quality Committee will not have any responsibilities relating to the Supply Price matters unless such responsibilities are expressly provided in clause (f) of Section 4.3 of this Agreement.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

d.	Section 8.4 is hereby amended and restated to read in its entirety as follows:
i.

Payment.  Subject to the terms of this Section 8.4, CIPAN shall invoice Paratek for Products on or after the Approval Date and shall only charge Paratek for Products that are shipped to Paratek or Paratek’s designee pursuant to this Agreement. Each invoice submitted to Paratek will include [***] as mutually agreed upon by the Parties. Except as expressly specified in this Section 8.4, Paratek shall pay CIPAN for all supplied quantities of conforming Products within [***] from the date of invoice receipt; provided that in the event that Paratek submits a purchase order to CIPAN for Minocycline to be used in the Manufacture of Crude Omadacycline by CIPAN under this Agreement, (A) CIPAN shall issue an invoice to Paratek for such purchase order following the Approval Date for such Minocycline for an amount equal to [***] of the Supply Price of the Crude Omadacycline ordered by Paratek to incorporate such Minocycline and Paratek shall pay CIPAN such invoiced amount within [***] from the date of invoice receipt and (B) following the delivery of such Crude Omadacycline to Paratek, CIPAN shall issue an invoice to Paratek for the remaining Supply Price of such Crude Omadacycline and Paratek shall pay CIPAN for all supplied quantities of conforming Crude Omadacycline within [***] from the date of invoice receipt. In this Agreement, unless expressly otherwise stated, all references to money or payments means US Dollars and all payments made hereunder shall be made in that currency.  Notwithstanding anything to the contrary in this Agreement, pending resolution regarding any disagreement between the Parties as to conformance of a Product to the requirements of this Agreement or the Quality Agreement, Paratek is not obligated for any payment with respect to any Product Paratek believes to be non-conforming.

e.	Exhibit A to the Agreement is hereby deleted in its entirety and replaced with Exhibit A attached to this Amendment.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

2.

General Provisions.  Unless specifically modified or changed by the terms of the Amendment, all terms and conditions of the Agreement and the Quality Agreement, between the Parties, dated as of November 2, 2016 (as may be amended from time to time, “Quality Agreement”) shall remain in full force and effect and shall apply fully as described and set forth in the Agreement and Quality Agreement, respectively. In the event of any express conflict or inconsistency between the Amendment, on one hand, and the Agreement or Quality Agreement on the other hand, the terms and conditions of the Amendment shall control.  This Amendment, the Quality Agreement and the Agreement constitute the entire understanding among the parties regarding subject matters contained therein and herein and supersede all prior negotiations, commitments, agreements and understandings among them on such subject matters.  This Amendment may be executed in any number of counterparts, either by original or facsimile counterpart, each such counterpart shall be deemed to be an original instrument, and all such counterparts together shall constitute but one agreement.  This Amendment and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the law of [***], without regard to the conflict of laws principles thereof.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

IN WITNESS WHEREOF, the duly authorized representatives of the Parties have executed this Amendment as of the Effective Date.

PARATEK PHARMACEUTICALS, INC.

By:	/s/ Jason Burdette
Name:	Jason Burdette
Title:	Sr. Vice President of Technical Operations

CIPAN Companhia Industrial Produtora de AntibiÓticos, S.A.

By:	/s/ Teresa Alves
Name:	Teresa Alves
Title:	CEO

[Signature Page to Amendment]

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT A

Prices

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